SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  October 11, 2000

                             MDI ENTERTAINMENT, INC.
               (Exact Name of Registrant as Specified in Charter)

    Delaware                       0-24919                           73-1515699
---------------              ----------------------              ---------------
(State or Other                  (Commission File                (IRS Employer
 Jurisdiction of                     Number)                 Identification No.)
 Incorporation)

                                 201 Ann Street
                           Hartford, Connecticut 06103
                    (Address of Principal Executive Offices)

                    Registrant's Telephone Number, including
                            area code: (860) 527-5359



                                      N.A.
                 (Former Address, if changed since last report)




ITEM 8. CHANGE IN FISCAL YEAR.

        On October 11, 2000, MDI Entertainment, Inc. determined to change its fiscal year from a fiscal year end of May 31 to a fiscal year end of December
31. The report covering the transition period will be filed on a Form 10-KSB.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         MDI ENTERTAINMENT, INC.
                                                              (Registrant)


Dated  October 17, 2000                         By:  /s/ Steven M. Saferin
       ----------------                        ------------------------------
                                                    Steven M. Saferin
                                           President and Chief Executive Officer